UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marsh & McLennan Companies, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2011.

MARSH & McLENNAN COMPANIES, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 21, 2011

Date: May 19, 2011 Time: 10:00 AM EDT Location: 1221 Avenue of the Americas 2nd Floor Auditorium New York, NY 10020

MARSH & McLENNAN COMPANIES

MARSH & MCLENNAN COMPANIES, INC. 1166 AVENUE OF THE AMERICAS NEW YORK, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT LETTER TO SHAREHOLDER

How to View Online:

Have the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow JXXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following directors:

Item 1. Election of Directors

1a. Zachary W. Carter

1b. Brian Duperreault

1c. Oscar Fanjul

1d. H. Edward Hanway

1e. Lord Lang of Monkton

1f. Steven A. Mills

1g. Bruce P. Nolop

1h. Marc D. Oken

1i. Morton O. Schapiro

1j. Adele Simmons

1k. Lloyd M. Yates

The Board of Directors recommends you vote FOR the following proposals:

Item 2. Ratification of Selection of Independent Registered Public Accounting Firm

Item 3. Approval of the Marsh & McLennan Companies, Inc. 2011 Incentive and Stock Award Plan

Item 4. Approval, by nonbinding vote, of the compensation of our named executive officers

The Board of Directors recommends you vote 1 YEAR on the following proposal:

Item 5. Recommendation, by nonbinding vote, of the frequency of executive compensation votes

The Board of Directors recommends you vote AGAINST the following proposal:

Item 6. Stockholder Proposal: Action by Written Consent

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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